Exhibit 10.29D
Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[***]” to indicate where redactions have been made. The marked information has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed
AMENDMENT NO. 4 TO MASTER FRAMEWORK AGREEMENT
This AMENDMENT NO. 4 TO MASTER FRAMEWORK AGREEMENT (this “Amendment”), is made and entered into as of August 26, 2026, by and among:
Coöperatieve Rabobank U.A., New York Branch, a Dutch coöperatieve acting through its New York Branch (“Rabobank”), as buyer (“Buyer”);
CHS Inc., a Minnesota cooperative corporation (“CHS”), and CHS Capital, LLC, a Minnesota limited liability company, as sellers (each, a “Seller” and, collectively, the “Sellers”);
CHS, as agent for the Sellers (in such capacity, “Seller Agent”); and
solely for purposes of Section 5.3 hereof, CHS, as guarantor (“Guarantor”), and amends that certain Master Framework Agreement, dated as of July 11, 2023, by and among the Buyer, Sellers and Seller Agent (as amended by that certain Amendment No. 1 to Master Framework Agreement dated as of July 8, 2024, that certain Omnibus Amendment No. 2 dated as of August 28, 2024, that certain Omnibus Amendment No. 3 dated as of August 27, 2025, and as further amended or otherwise modified from time to time prior to the date hereof, the “Framework Agreement”, and as amended hereby, the “Amended Framework Agreement”). Each of the Buyer, the Seller Agent and each Seller may also be referred to herein individually as a “Party”, and collectively as the “Parties”.
RECITALS
WHEREAS, the Parties entered into the Framework Agreement and certain other Transaction Agreements for the purpose of providing Sellers with a facility under which the Buyer will enter into certain sale and repurchase agreements with each Seller with respect to Purchased Securities;
WHEREAS, Guarantor entered into the Guaranty in favor of the Buyer pursuant to which Guarantor guaranteed the payment and performance of all obligations, liabilities and indebtedness owed by each Seller under the Transaction Agreements; and
WHEREAS, the Parties now wish to amend the Framework Agreement as set forth below.
AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties and, solely for purposes of Section 5.3 hereof, Guarantor agree as follows:
1.Interpretation.
1.1Definitions. All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Framework Agreement (including Schedule 1 thereto).
1.2Construction. The rules of construction set forth in Section 1.2 of the Framework Agreement shall apply to this Amendment.
2.Amendments.
2.1Section 2.1 of the Framework Agreement is hereby amended by (i) deleting the text “and” at the end of clause (e), (ii) replacing the text “.” at the end of clause (f) with “; and”, and (iii) adding the following new clause (g) at the end of Section 2.1:
2.2“(g)    the ECCA.”
2.3Section 5.1(w) of the Framework Agreement is hereby amended and restated in its entirety to read as follows:
“Each of the Collection Accounts constitutes a “deposit account” within the meaning of the applicable UCC. Each of the Collection Accounts is in the name of a Seller, Cofina or, solely to the extent permitted under the Securitization Facility Documents, WCD, and such Seller, Cofina or WCD, as applicable, owns and has good and marketable title to such accounts free and clear of any Adverse Claim (other than any Permitted Securitization Facility Lien). To the extent a Collection Account of a Seller is a Securitization Collection Account, such Seller has delivered to Buyer a fully executed account control agreement relating to each Securitization Collection Account, pursuant to which the applicable account bank has agreed to comply with the instructions originated by the Securitization Facility Agent directing the disposition of funds in the Securitization Collection Accounts without further consent by such Seller or any other Person. The Securitization Facility Agent has “control” (as defined in Section 9-104 of the UCC) over the Securitization Collection Accounts. Withing thirty (30) days of the written request of Buyer (each, a “Pledged Collection Account Request”), each Seller shall deliver to Buyer a fully executed account control agreement relating to any Collection Account that is not a Securitization Collection Account and is listed in such written request (any such Collection Account that is listed in any such written request from Buyer, a “Pledged Collection Account”), pursuant to which the applicable account bank has agreed to comply with the instructions originated by Buyer directing the disposition of funds in such Pledged Collection Account without further consent by the applicable Seller or any other Person. At any time there are any Pledged Collection Accounts, the Buyer has “control” (as defined in Section 9-104 of the UCC) over each such Pledged Collection Account.”.

2.4Section 5.3(n) of the Framework Agreement is hereby amended and restated in its entirety to read as follows:
“Actions Impairing Quality of Title. Such Seller shall not take any action that could cause any Purchased Security or any rights to the proceeds thereof or any Lockbox or Collection Account to not be owned by it (or, in the case of the WCD Collection Account, WCD) free and clear of any Adverse Claim other than Permitted Liens; or take any action that could reasonably be expected to cause Buyer not to have a valid ownership interest or first priority perfected security interest in such Purchased Securities and, to the extent such security interest can be perfected by filing a financing statement, all cash proceeds of any of the foregoing, in each case, free and clear of any Adverse Claim other than Permitted Liens; or suffer the existence of any financing statement or other instrument similar in effect covering such Purchased Securities or any proceeds thereof on file in any recording office except such as may be filed in favor of Buyer in accordance with any Transaction Agreements.”.
2.5Section 5.3 of the Framework Agreement is hereby amended and restated to add the following new clause (v) at the end thereof:
“Each Seller shall cause the Collection Account Acknowledgment Agreement to be amended and restated in form and substance satisfactory to the Buyer by no later than November 24, 2026 to add the WCD Collection Account and, to the extent the WCD Collection Account has not bee assigned by WCD to CHS, add WCD as a party.”.
2.6The definition of “Collection Account” in Schedule 1 to the Framework Agreement is hereby amended and restated in its entirety to read as follows:
““Collection Account” means the deposit accounts of each Seller or, solely in the case of the WCD Collection Account, WCD specified on Schedule 8 hereto (as such Schedule 8 may be updated from time to time with the written consent of Seller Agent and Buyer); provided that, if the WCD Collection Account is assigned by WCD to CHS in accordance with the Securitization RPA, Schedule 8 shall be deemed to be automatically updated to reflect that the WCD Collection Account is in the name of, and owned by, CHS.”.
2.7The definition of “Scheduled Facility Expiration Date” in Schedule 1 to the Framework Agreement is hereby amended and restated in its entirety to read as follows:
2.8““Scheduled Facility Expiration Date” means August 25, 2027.”.
2.9The following new definition of “WCD” is hereby added to Schedule 1 to the Framework Agreement:
““WCD” means West Central Distribution, LLC.”.
2.10The following new definition of “WCD Collection Account” is hereby added to Schedule 1 to the Framework Agreement:
““WCD Collection Account” means the collection account for crop protection accounts receivable specified as such in Schedule 8.”.

2.11The definition of “Securitization Collection Account” in Schedule 1 to the Framework Agreement is hereby amended and restated in its entirety to read as follows:
““Securitization Collection Account” means any Collection Account that is owned by Cofina or any Collection Account owned by a Seller that is pledged to the Securitization Facility Agent pursuant to the Securitization Facility Documents and the WCD Collection Account; provided that Schedule 8 shall specify if a Collection Account is a Securitization Collection Account.”.
2.12Clause (ff) of Schedule 5(A) of the Framework Agreement is hereby amended and restated in its entirety to read as follows:
2.13“(ff)    for which, if there is no tangible paper original of the Obligor Note for such Loan or if there is an Authoritative Copy of the Obligor Note for such Loan, such electronic Obligor Note and the Authoritative Copy is held in the eVault; and”.
2.14Schedule 5(A) of the Framework Agreement is hereby amended by adding the following new clause (gg) at the end thereof:
2.15“(gg)    with respect to any Loan that was originated with a tangible paper original of the related Obligor Note that is subsequently converted into electronic form (i) the tangible paper original of the Obligor Note for such Loan has been destroyed and (ii) there is an Authoritative Copy of the Obligor Note for such Loan that is held in the eVault.”.
2.16Clause (p) of Schedule 5(B) of the Framework Agreement is hereby amended and restated in its entirety to read as follows:
“(p)    the related Obligor has been instructed to make payments on such Receivable only to a Lockbox or a Collection Account; provided that the WCD Collection Account shall not constitute a Collection Account for purposes of this clause (p) at any time (i) the WCD Collection Account is in the name of WCD and (ii) an insolvency event has occurred with respect to WCD”.
2.17Schedule 8 of the Framework Agreement is hereby amended and restated in the form of Exhibit A hereto.

3.Conditions to Effectiveness.
This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Buyer of:
(a)    executed counterparts of this Amendment; duly executed and delivered by each party hereto;
(b)    a copy of the resolutions or unanimous written consent, as applicable, of the board of directors or board of managers, as the case may be, of each Seller, the Seller Agent and the Guarantor required to authorize the execution, delivery and performance by it of this

Amendment and the transactions contemplated hereby, certified by its secretary or any other authorized person;
(c)    a certificate issued by the Secretary of State of the applicable state or organization as to the legal existence and good standing of each Seller, the Seller Agent and the Guarantor;
(d)    a certificate of the Secretary, Assistant Secretary or other authorized officer of each Seller, the Seller Agent and the Guarantor certifying attached copies of the organizational documents of such Person and all documents evidencing necessary limited liability company or corporate action (as the case may be) to be taken by and governmental approvals, if any, to be obtained by such Person with respect to this Amendment and the names and true signatures of the incumbent officers of such Person authorized to sign this Amendment or any of the other Transaction Agreements, as applicable, and any other documents to be delivered by it hereunder or thereunder or in connection herewith or therewith;
(e)    favorable opinions of legal counsel to the Sellers, the Seller Agent and the Guarantor, including legal opinions as to general organizational matters, enforceability and no conflicts with laws; and
(f)    the Buyer (after giving effect to this Amendment) shall have received all fees payable as of the Effective Date, as applicable, pursuant to the Framework Agreement and other Transaction Agreements.
4.Representations, Warranties and Undertakings.
4.1Sellers. Each Seller hereby represents and warrants to the Buyer as of the date hereof (or, to the extent expressly relating to a specific prior date, as of such prior date) and after giving effect to this Amendment, each of the representations and warranties of such Seller set forth in the Framework Agreement and each other Transaction Agreement to which such Seller is a party are true and correct in all material respects, and such representations and warranties shall be deemed to include this Amendment. Each Seller further represents that it has complied with all covenants and agreements applicable to it under the Framework Agreement and each of the other Transaction Agreements to which it is a party. Each Seller further represents and warrants that no Event of Default or Potential Event of Default has occurred and is continuing, or would result from such Seller’s entry into this Amendment.
5.Miscellaneous.
5.1Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, by facsimile or email, and all of those counterparts taken together will be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“.pdf”) signature page will constitute an original for the purposes of this Section 5.1.
5.2Ratification. Each of the other Transaction Agreements remains in full force and effect. The parties hereto hereby acknowledge and agree that, effective from and after the Effective Date, all references to the Framework Agreement in any other Transaction Agreement shall be deemed to be references to the Amended Framework Agreement, and any amendment in this Amendment of a defined term in the Framework Agreement shall apply to terms in any other Transaction Agreement which are defined by reference to the Framework Agreement.
5.3Guarantor Acknowledgment and Consent. Guarantor hereby acknowledges each party’s entry into this Amendment and consents to the terms and conditions hereof, it being understood that such terms and conditions may affect the extent of the Guaranteed Obligations (as defined in the Guaranty) for which Guarantor may be liable under the Guaranty. Guarantor further confirms and agrees that the Guaranty remains in full force and effect after giving effect to this Amendment and, for the avoidance of doubt, acknowledges that any amendment herein to a defined term in the Framework Agreement shall apply to terms in the Guaranty which are defined by reference to the Framework Agreement.
5.4GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
5.5Expenses. All reasonable legal fees and expenses of the Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and each related document entered into in connection herewith shall be paid by the Sellers promptly on demand.
5.6Transaction Agreement. This Amendment shall constitute a Transaction Agreement.
5.7

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
Buyer:
Coöperatieve Rabobank U.A., New York Branch
By:
 Name:
Title:

By:
 Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 4 to Master Framework Agreement]

Seller and Seller Agent:
CHS Inc.

By:
 Name: Olivia Nelligan
Title: Executive Vice President, Chief Financial
Officer and Chief Strategy Officer

Seller:
CHS Capital, LLC

By:
 Name: Steve Englund
Title: President
[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[Signature Page to Amendment No. 4 to Master Framework Agreement]

Solely for purposes of Section 5.3 hereof:

Guarantor:

CHS Inc.

By:
 Name: Olivia Nelligan
Title: Executive Vice President, Chief Financial
Officer and Chief Strategy Officer

[Signature Page to Amendment No. 4 to Master Framework Agreement]

Exhibit A to Amendment No. 4 to Master Framework Agreement

Collection Accounts which are all Securitization Collection Accounts
1. CHS Inc. Owned Accounts:
•Collection Account for Energy & CN A/R:

Bank:            Wells Fargo Bank, N.A.
Address:        420 Montgomery, San Francisco, CA 94104
Routing number:     [***]
Account name:     [***]
Account number:     [***]

•Lockboxes for Energy & CN A/R:

Lockbox Number:     [***]
Lockbox Site Code:     [***]
Address:        CHS, NW5912, PO Box 1450, Minneapolis, MN 55485-5912

Lockbox Number:     [***]
Lockbox Site Code:     [***]
Address:        CHS, NW9087, PO Box 1450, Minneapolis, MN 55485-9087

•Collection Account for Crop Protection A/R:

Bank:                               BMO Harris Bank N.A.
Address:                          111 West Monroe Street, 9C, Chicago, IL 60603
Routing number:             [***]
Account Name:               [***]
Account number:            [***]

•Collection Account for Crop Protection A/R:

Bank:                               Bremer Bank, National Association
Address:                          500 Willmar Avenue SE, Willmar, MN 56201
Routing number:             [***]
Account name:                [***]
Account number:            [***]

2. CHS Capital, LLC Owned Accounts:
•Collection Account for CHS Capital, LLC Loans:

Bank:            Merchants Bank
Address:        102 E 3rd St, Winona, MN 55987
Routing number:     [***]
Account number:      [***]
3. Cofina Funding, LLC Owned Accounts:
•Collection Account for Cofina Funding, LLC:

Bank:            BMO Harris Bank
Address:        320 E Lake St.  Minneapolis, MN 55408
Routing number:     [***]
Account number:     [***]

•Concentration Account:

Bank:            BMO Harris Bank, N.A.
Address:        320 E Lake St.  Minneapolis, MN 55408
Routing number:     [***]
Account number:      [***]

4. West Central Distribution, LLC Owned Accounts

•Collection Account for Crop Protection A/R (the “WCD Collection Account”):

Bank:                               Wells Fargo Bank, N.A.
Address:                          420 Montgomery, San Francisco, CA 94104
Routing number:             [***]
Account name:                [***]
Account number:            [***]